UNITED STATES BANKRUPTCY COURT
________ DISTRICT OF Delaware

In re KaloBios Pharmaceuticals, Inc.

Case No. 15-12628 (LSS)
Reporting Period: January 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements		X		
Cash disbursements journals		X		
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt		n/a		
Copies of tax returns filed during reporting period		n/a		
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________ Signature of Debtor | _______________ Date

_______________________ Signature of Joint Debtor | _______________ Date

Dean Witter III
Signature of Authorized Individual* | 3-15-2016 Date

Dean Witter III
Printed Name of Authorized Individual

Interim Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re___Kalobios, Inc.__________
Debtor

Case No. ___15-12628 (LSS)___
Reporting Period: ___1/1/2016 - 1/31/2016___

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	8,352,038.62	0.00	0.00	0.00	8,352,038.62	8,348,347.44		
RECEIPTS								
CASH SALES	0.00							
ACCOUNTS RECEIVABLE	0.00							
LOANS AND ADVANCES	0.00							
SALE OF ASSETS	0.00							
OTHER (ATTACH LIST)	4,709.88				4,709.88			
TRANSFERS (FROM DIP ACCTS)	0.00							
TOTAL RECEIPTS	4,709.88				4,709.88	0.00		
DISBURSEMENTS								
NET PAYROLL	65,118.75				65,118.75	60,000.00		
PAYROLL TAXES	39,023.82				39,023.82	15,000.00		
SALES, USE, & OTHER TAXES								
INVENTORY PURCHASES								
SECURED/ RENTAL/ LEASES								
INSURANCE								
ADMINISTRATIVE								
SELLING								
OTHER (ATTACH LIST)	284,246.27				284,246.27	213,423.00		
OWNER DRAW *								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	388,388.84				388,388.84	288,423.00		
NET CASH FLOW	(388,388.84)				(389,388.84)	(288,423.00)		
(RECEIPTS LESS DISBURSEMENTS)								
CASH - END OF MONTH	7,968,359.66				7,968,359.68	8,059,924.44		

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	383,678.96
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

Kalobios Pharmaceuticals,Inc.
Balance Sheet Detail
Jan 2016

Financial Row	Type	Date	Document Number	Amount
ASSETS				$0.00
Current Assets				$0.00
Bank				$0.00
1001 - Comerica-checking				$0.00
	Journal	1/15/2016	01-2016 - Deposit from Cobra Administrator	$719.30
	Journal	1/28/2016	01-2016 - HSA Refund	$3,990.58
Total - 1001 - Comerica-checking				$4,709.88
Total Bank				$4,709.88
Total Current Assets				$4,709.88
Total ASSETS				$4,709.88

Kalobios Pharmaceuticals,Inc.
Income Statement Detail
Jan 2016

Employee Names Redacted

FINANCIAL ROW	TYPE	DATE	DOCUMENT NUMBER	NAME	CLR	SPLIT	AMOUNT
Ordinary Income/Expense							
Gross Profit							$0.00
Expense							
6000 - Payroll & Benefits							
6010 - Salaries							
	Check	1/15/2016	17049		F	1001 - Comerica-checking	$6,666.28
	Check	1/15/2016	17044		F	1001 - Comerica-checking	$3,902.69
	Check	1/15/2016	17046		F	1001 - Comerica-checking	$3,261.12
	Check	1/15/2016	17048		F	1001 - Comerica-checking	$2,078.11
	Check	1/15/2016	17050		F	1001 - Comerica-checking	$2,253.58
	Check	1/15/2016	17051		F	1001 - Comerica-checking	$5,793.48
	Check	1/15/2016	17047		F	1001 - Comerica-checking	$3,901.04
	Check	1/15/2016	17052		F	1001 - Comerica-checking	$2,370.61
	Check	1/15/2016	17053		F	1001 - Comerica-checking	$3,771.96
	Journal	1/15/2016	01-2016 Payroll 1/1/2016 - 1/15/2016		F		$20,545.95
	Check	1/29/2016	17072		F	1001 - Comerica-checking	$2,370.61
	Check	1/29/2016	17077		F	1001 - Comerica-checking	$4,736.53
	Check	1/29/2016	17082		F	1001 - Comerica-checking	$6,666.29
	Check	1/29/2016	17075		F	1001 - Comerica-checking	$2,312.70
	Check	1/29/2016	17070		F	1001 - Comerica-checking	$3,261.12
	Check	1/29/2016	17073		F	1001 - Comerica-checking	$3,901.04
	Check	1/29/2016	17076		F	1001 - Comerica-checking	$5,793.48
	Check	1/29/2016	17074		F	1001 - Comerica-checking	$2,078.11
	Journal	1/31/2016	01-2016 Payroll 1/16/2016 - 1/30/2016 Payroll		F		$18,477.87
Total - 6010 - Salaries							$104,142.57
Total - 6000 - Payroll & Benefits							$104,142.57
Total - Expense							$104,142.57
Net Ordinary Income							($104,142.57)
Net Income							($104,142.57)

Kalobios Pharmaceuticals,Inc.
Balance Sheet Detail
Jan 2016

FINANCIAL ROW	TYPE	DATE	DOCUMENT NUMBER	NAME	AMOUNT	BALANCE
ASSETS					$0.00	$0.00
Current Assets					$0.00	$0.00
Bank					$0.00	$0.00
1001 - Comerica-checking					$0.00	$8,348,347.44
	Journal	1/15/2016	01-2016 Payroll 1/1/2016 - 1/15/2016		($27,817.66)	$8,320,529.78
	Bill Payment	1/15/2016	Wire Transfer # 002681 - Corrected	Beyond Benefits Life Science Association Trust	($30,776.78)	$8,289,753.00
	Journal	1/15/2016	01-2016 - Deposit from Cobra Administrator		$719.30	$8,290,472.30
	Journal	1/15/2016	01-2016 Bank Service Fees		($576.45)	$8,289,895.85
	Check	1/15/2016	17044		($3,902.69)	$8,285,993.16
	Check	1/15/2016	17045		($4,123.74)	$8,281,869.42
	Check	1/15/2016	17046		($3,261.12)	$8,278,608.30
	Check	1/15/2016	17047	Employee Names Redacted	($3,901.04)	$8,274,707.26
	Check	1/15/2016	17048		($2,078.11)	$8,272,629.15
	Check	1/15/2016	17049		($6,666.28)	$8,265,962.87
	Check	1/15/2016	17050		($2,253.58)	$8,263,709.29
	Check	1/15/2016	17051		($5,793.48)	$8,257,915.81
	Check	1/15/2016	17052		($2,370.61)	$8,255,545.20
	Check	1/15/2016	17053		($3,771.96)	$8,251,773.24
	Bill Payment	1/15/2016	17054	Agility Clinical, Inc.	($47,123.50)	$8,204,649.74
	Bill Payment	1/15/2016	17055	Kaiser Foundation Health Plan, Inc.	($1,436.72)	$8,203,213.02
	Bill Payment	1/15/2016	17056	Clinical Pharmacovigilance Consulting, LLC dba Raneela Kausar Steiner	($2,250.00)	$8,200,963.02
	Bill Payment	1/15/2016	17057	PG&E	($5,724.65)	$8,195,238.37
	Bill Payment	1/15/2016	9488061390	Beyond Benefits Life Science Association Trust	($30,776.78)	$8,164,461.59
	Bill Payment	1/19/2016	17058	HCP Life Science REIT, Inc. dba Bayside Acquisition, LLC	($73,892.80)	$8,090,568.79
	Bill Payment	1/19/2016	17059	TelePacific Communications	($3,370.54)	$8,087,198.25
	Journal	1/21/2016	01-2016 - HSA		($1,191.04)	$8,086,007.21
	Journal	1/25/2016	01-2016 - Payroll Tax Adjustment		($4,620.00)	$8,081,387.21
	Bill Payment	1/26/2016	Wire Transfer # 001525	Willis of New Jersey, Inc. ✓	($80,066.69)	$8,001,320.52
	Bill Payment	1/26/2016	17060	Tom Weber	($1,200.00)	$8,000,120.52

FINANCIAL ROW	TYPE	DATE	DOCUMENT NUMBER	NAME	AMOUNT	BALANCE
	Bill Payment	1/27/2016	17061	Datasafe	($710.76)	$7,999,409.76
	Bill Payment	1/27/2016	17062	South San Francisco Scavenger Company, Inc	($1,130.82)	$7,998,278.94
	Bill Payment	1/27/2016	17064	VSP	($113.28)	$7,998,165.66
	Bill Payment	1/27/2016	17065	VSP (Cobra)	($24.21)	$7,998,141.45
	Bill Payment	1/27/2016	17066	Shred-It USA LLC	($1,524.14)	$7,996,617.31
	Bill Payment	1/27/2016	17067	California Chamber of Commerce	($142.57)	$7,996,474.74
	Bill Payment	1/27/2016	17068	Allied Administrators, Inc for Delta Dental	($4,062.93)	$7,992,411.81
	Bill Payment	1/27/2016	17069	Brett Norman	($7,865.00)	$7,984,546.81
	Journal	1/28/2016	01-2016 - HSA Refund		*$3,990.58	$7,988,537.39
	Journal	1/29/2016	01-2016 - Cameron's Expense Reimbursement		($3,277.31)	$7,985,260.08
	Check	1/29/2016	17070		($3,261.12)	$7,981,998.96
	Bill Payment	1/29/2016	17071		($327.28)	$7,981,671.68
	Check	1/29/2016	17072		($2,370.61)	$7,979,301.07
	Check	1/29/2016	17073	Employee Names Redacted	($3,901.04)	$7,975,400.03
	Check	1/29/2016	17074		($2,078.11)	$7,973,321.92
	Check	1/29/2016	17075		($2,312.70)	$7,971,009.22
	Check	1/29/2016	17076		($5,793.48)	$7,965,215.74
	Check	1/29/2016	17077		($4,736.53)	$7,960,479.21
	Check	1/29/2016	17078		($60.28)	$7,960,418.93
	Check	1/29/2016	17079		($39.75)	$7,960,379.18
	Check	1/29/2016	17080		($552.79)	$7,959,826.39
	Check	1/29/2016	17081	City of South San Francisco	($267.50)	$7,959,558.89
	Check	1/29/2016	17082		($6,972.71)	$7,952,586.18
	Journal	1/31/2016	01-2016 Payroll 1/16/2016 - 1/30/2016 Payroll		($22,897.33)	$7,929,688.85
	Journal	1/31/2016	01-2016 Payroll Processing Fee		($507.03)	$7,929,181.82
	Journal	1/31/2016	1102	Beyond Benefits Life Science Association Trust	$30,776.78	$7,959,958.60
Total - 1001 - Comerica-checking					**($388,388.84)**	**$7,959,958.60**
Total Bank					**($388,388.84)**	**$7,959,958.60**
Total Current Assets					**($388,388.84)**	**$7,959,958.60**
Total ASSETS					**($388,388.84)**	**$7,959,958.60**

In re__Kalobios, Inc.______________
Debtor

Case No. _15-12628 (LSS)________________
Reporting Period:__1/1/2016 - 1/31/2016____

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
	#		#		#		#	
BALANCE PER BOOKS								
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)	See Attachments from NetSuite Reconciliation							
ADJUSTED BANK BALANCE *								
* Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

Kalobios Pharmaceuticals,Inc.

Reconciliation Summary - 1001 Comerica-checking

As of 1/31/2016

ID	BALANCE
Reconciled	
Cleared Deposits and Other Credits	78,896.66
Cleared Checks and Payments	(456,066.11)
Total - Reconciled	**(377,169.45)**
Last Reconciled Statement Balance - 12/31/2015	8,384,165.57
Current Reconciled Balance	8,006,996.12
Reconcile Statement Balance - 1/31/2016	8,006,996.12
Difference	0.00
Unreconciled	
Uncleared	
Deposits and Other Credits	3,820.23
Checks and Payments	(53,451.23)
Total - Uncleared	**(49,631.00)**
Cleared	
Checks and Payments	(548.86)
Total - Cleared	**(548.86)**
Total - Unreconciled	**(50,179.86)**
Total as of 1/31/2016	**7,956,816.26**

Kalobios Pharmaceuticals,Inc.

Reconciliation Detail - 1001 Comerica-checking

As of 1/31/2016

ID	TRANSACTION TYPE	DATE	DOCUMENT NUMBER	BALANCE
Reconciled				
Cleared Deposits and Other Credits				
	Journal	1/14/2016	1043	21,705.00
	Journal	1/14/2016	1044	21,705.00
	Journal	1/15/2016	01-2016 - Deposit from Cobra Administrator	719.30
	Journal	1/28/2016	01-2016 - HSA Refund	3,990.58
	Journal	1/31/2016	1102	30,776.78
Total - Cleared Deposits and Other Credits				**78,896.66**
Cleared Checks and Payments				
	Bill Payment	6/17/2013	13002	(6.43)
	Bill Payment	6/17/2013	13001	(11.05)
	Bill Payment	11/14/2015	17043	(21,705.00)
	Bill Payment	12/4/2015	17012	(11,756.45)
	Bill Payment	1/14/2016	17042	(21,705.00)
	Bill Payment	1/14/2016	17041	(21,705.00)
	Check	1/15/2016	17045	(4,123.74)
	Check	1/15/2016	17044	(3,902.69)
	Check	1/15/2016	17053	(3,771.96)
	Check	1/15/2016	17049	(6,666.28)
	Check	1/15/2016	17048	(2,078.11)
	Check	1/15/2016	17052	(2,370.61)
	Check	1/15/2016	17051	(5,793.48)
	Check	1/15/2016	17046	(3,261.12)
	Check	1/15/2016	17050	(2,253.58)
	Check	1/15/2016	17047	(3,901.04)
	Journal	1/15/2016	01-2016 Bank Service Fees	(576.45)
	Journal	1/15/2016	01-2016 Payroll 1/1/2016 - 1/15/2016	(27,817.66)
	Bill Payment	1/15/2016	17055	(1,436.72)
	Bill Payment	1/15/2016	17054	(47,123.50)
	Bill Payment	1/15/2016	17057	(5,724.65)
	Bill Payment	1/15/2016	17056	(2,250.00)
	Bill Payment	1/15/2016	Wire Transfer # 002681 - Corrected	(30,776.78)
	Bill Payment	1/15/2016	9488061390	(30,776.78)
	Bill Payment	1/19/2016	17058	(73,892.80)
	Bill Payment	1/19/2016	17059	(3,370.54)
	Journal	1/21/2016	01-2016 - HSA	(1,191.04)
	Journal	1/25/2016	01-2016 - Payroll Tax Adjustment	(4,620.00)
	Bill Payment	1/26/2016	Wire Transfer # 001525	(80,066.69)
	Bill Payment	1/27/2016	17065	(24.21)
	Bill Payment	1/27/2016	17061	(710.76)
	Bill Payment	1/27/2016	17064	(113.28)
	Check	1/29/2016	17073	(3,901.04)
	Journal	1/29/2016	01-2016 - Cameron's Expense Reimbursement	(3,277.31)
	Journal	1/31/2016	01-2016 Payroll 1/16/2016 - 1/30/2016 Payroll	(22,897.33)
	Journal	1/31/2016	01-2016 Payroll Processing Fee	(507.03)
Total - Cleared Checks and Payments				**(456,066.11)**

ID	TRANSACTION TYPE	DATE	DOCUMENT NUMBER	BALANCE
Total - Reconciled				**(377,169.45)**
Last Reconciled Statement Balance - 12/31/2015				8,384,165.57
Current Reconciled Balance				8,006,996.12
Reconcile Statement Balance - 1/31/2016				8,006,996.12
Difference				0.00
Unreconciled				
Uncleared				
Deposits and Other Credits				
	Journal	12/15/2015	1065	267.68
	Journal	12/30/2015	1066	3,552.55
Total - Deposits and Other Credits				**3,820.23**
Checks and Payments				
	Bill Payment	8/20/2013	13219	(8,751.50)
	Bill Payment	9/21/2015	16780	(1.41)
	Bill Payment	1/26/2016	17060	(1,200.00)
	Bill Payment	1/27/2016	17066	(1,524.14)
	Bill Payment	1/27/2016	17069	(7,865.00)
	Bill Payment	1/27/2016	17068	(4,062.93)
	Bill Payment	1/27/2016	17067	(142.57)
	Bill Payment	1/27/2016	17062	(1,130.82)
	Check	1/29/2016	17078	(60.28)
	Check	1/29/2016	17079	(39.75)
	Check	1/29/2016	17081	(267.50)
	Check	1/29/2016	17080	(552.79)
	Check	1/29/2016	17074	(2,078.11)
	Check	1/29/2016	17070	(3,261.12)
	Check	1/29/2016	17075	(2,312.70)
	Check	1/29/2016	17076	(5,793.48)
	Check	1/29/2016	17082	(6,972.71)
	Check	1/29/2016	17077	(4,736.53)
	Check	1/29/2016	17072	(2,370.61)
	Bill Payment	1/29/2016	17071	(327.28)
Total - Checks and Payments				**(53,451.23)**
Total - Uncleared				**(49,631.00)**
Cleared				
Checks and Payments				
	Bill Payment	6/17/2013	12975	(14.95)
	Bill Payment	6/17/2013	12988	(6.18)
	Bill Payment	6/17/2013	13040	(12.74)
	Bill Payment	6/17/2013	12989	(0.19)
	Bill Payment	6/17/2013	12990	(13.62)
	Bill Payment	6/17/2013	12995	(14.19)
	Bill Payment	6/17/2013	13032	(11.05)
	Bill Payment	6/17/2013	12978	(8.50)
	Bill Payment	6/17/2013	12947	(7.07)
	Bill Payment	6/17/2013	12956	(7.03)
	Bill Payment	6/17/2013	13018	(0.02)
	Bill Payment	6/17/2013	12949	(9.09)
	Bill Payment	6/17/2013	12999	(16.56)
	Bill Payment	6/17/2013	13038	(1.41)
	Bill Payment	6/17/2013	12972	(10.19)
	Bill Payment	6/17/2013	12970	(19.15)
	Bill Payment	6/17/2013	12973	(6.71)

ID	TRANSACTION TYPE	DATE	DOCUMENT NUMBER	BALANCE
	Bill Payment	6/17/2013	12969	(13.70)
	Bill Payment	6/17/2013	12971	(5.24)
	Bill Payment	6/17/2013	12974	(6.26)
	Bill Payment	6/17/2013	12952	(6.51)
	Bill Payment	7/16/2014	14806	(358.50)
Total - Checks and Payments				**(548.86)**
Total - Cleared				**(548.86)**
Total - Unreconciled				**(50,179.86)**
Total as of 1/31/2016				**7,956,816.26**

Comerica Bank

STATEMENT OF ACCOUNT

80948

KALOBIOS PHARMACEUTICALS, INC.
DIP 15-12628
OPERATING ACCOUNT
442 LITTLEFIELD AVENUE
SOUTH SAN FRANCISCO CA 94080

Commercial Checking
statement
January 1, 2016 to **January 31, 2016**
Account number 5328

Account summary

Beginning balance on January 1, 2016	**$8,384,165.57**
Plus deposits	
Electronic deposits	$4,709.88
Less withdrawals	
Checks	-$210,149.04
Electronic (EFT) withdrawals	-$171,153.84
Fees and service charges	-$576.45
Ending balance on January 31, 2016	**$8,006,996.12**

To contact us

Call
(800) 269-9050

Visit our web site
www.comerica.com

Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348

Important information

The Account Balance Fee for this statement period for this account is $0.125/$1,000.

Thank you

Commercial Checking statement
January 1, 2016 to January 31, 2016

Commercial Checking account details: 5328

Electronic deposits this statement period

Date	Amount ($)	Activity	Reference numbers Customer	Reference numbers Bank
Jan 15	719.30	Igoe And Company Cash Disb 770557236		9488784593
Jan 28	3,990.58	Datapath Card SE Refunds		9488941278

Total Electronic Deposits: $4,709.88
Total number of Electronic Deposits: 2

Checks paid this statement period

* This symbol indicates a break in check number sequence
• This symbol indicates an original item not enclosed
e This symbol indicates a break in check number sequence and an original item not enclosed

Check number	Amount ($)	Date paid	Bank reference number	Check number	Amount ($)	Date paid	Bank reference number
• 13001	-11.05	Jan 19	0975830830	• 17052	-2,370.61	Jan 19	0975660607
• 13002	-6.43	Jan 19	0975830829	• 17053	-3,771.96	Jan 25	0976859423
e 17012	-11,756.45	Jan 12	0975012970	• 17054	-47,123.50	Jan 19	0975995914
e 17043	-21,705.00	Jan 15	0975506613	• 17055	-1,436.72	Jan 22	0976487633
• 17044	-3,902.69	Jan 15	0975555983	• 17056	-2,250.00	Jan 25	0976744397
• 17045	-4,123.74	Jan 15	0975555984	• 17057	-5,724.65	Jan 26	0977154551
• 17046	-3,261.12	Jan 26	0976960960	• 17058	-73,892.80	Jan 25	0976657926
• 17047	-3,901.04	Jan 15	0975540182	• 17059	-3,370.54	Jan 25	0976674807
• 17048	-2,078.11	Jan 19	0975629361	e 17061	-710.76	Jan 28	0970337905
• 17049	-6,666.28	Jan 19	0975998276	e 17064	-113.28	Jan 29	0970555928
• 17050	-2,253.58	Jan 19	0975998124	• 17065	-24.21	Jan 29	0970555929
• 17051	-5,793.48	Jan 19	0975936610	e 17073	-3,901.04	Jan 29	0970534553

Total checks paid this statement period: -$210,149.04
Total number of checks paid this statement period: 24

Electronic withdrawals this statement period

Date	Amount ($)	Activity	Reference numbers Customer	Reference numbers Bank
Jan 15	-30,776.78	Wire # 104398 Bnf Beyond Benefit Fed # 002681		9485003905
Jan 19	-27,817.66	Wire # 004284 Bnf ADP Payroll Ta Fed # 000696		9485003801
Jan 19	-301.90	ADP Payroll Fees ADP - Fees 2rdi2 2285791		9488165203
Jan 20	-608.54	Sterling Opcbhsa 8006174729 160120		9488588791
Jan 21	-582.50	Sterling Opcbhsa 8006174729 160121		9488759042
Jan 25	-4,620.00	Wire # 002115 Bnf ADP Payroll Ta Fed # 000309		9485003042
Jan 26	-80,066.69	Wire # 102921 Bnf Willis Of New Fed # 001525		9485002974
Jan 28	-10.00	ADP Payroll Fees ADP - Fees 2rdi2 1389080		9488442318
Jan 29	-22,897.33	Wire # 007682 Bnf ADP Payroll Ta Fed # 002499		9485004544
Jan 29	-3,277.31	Wire # 104248 Bnf Phys Pharma Ll Fed # 001728		9485004543
Jan 29	-195.13	ADP Payroll Fees ADP - Fees 2rdi2 3323792		9488656228

Total Electronic Withdrawals: -$171,153.84
Total number of Electronic Withdrawals: 11

Comerica Bank

STATEMENT OF ACCOUNT

Commercial Checking statement
January 1, 2016 to January 31, 2016

Commercial Checking 5328

Fees and service charges this statement period

Date	Amount ($)	Activity	Bank reference number
Jan 15	-576.45	Service Charge -	0005557010

Total Fees and Service Charges: -$576.45
Total number of Fees and Service Charges: 1

$ Lowest daily balance

Your lowest daily balance this statement period was **$8,006,996.12** on **January 29, 2016.**

***Commercial Checking* statement**
January 1, 2016 to January 31, 2016

[redacted]

Commercial Checking: 5328

PLEASE EXAMINE THIS STATEMENT PROMPTLY

Reporting Errors and Unauthorized Transactions

Personal Accounts: *Electronic Funds Transfers:* In Case of Errors (including unauthorized electronic transactions) or Questions About Your Electronic Transfers: Call us at the telephone number printed on the first page of this statement or write us at the address printed on the first page of this statement as soon as you can, if you think this statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. For pre-authorized transfers (e.g., insurance payments, etc.), call us at the telephone number printed on the first page or write us at Comerica Bank – Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Check Card transactions, call us at the telephone number printed on the first page or write us at Comerica Bank – Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. We must hear from you no later than 60 days after we sent you the FIRST statement on which the Error or problem appeared.

When reporting the Error: (1) tell us your name and account number (if any); (2) describe the Error (an Error includes an unauthorized electronic funds transfer) or the electronic transfer you are unsure about, and explain as clearly as you can why you believe it is an Error or why you need more information; and (3) tell us the dollar amount of the suspected Error or the transaction you question.

We will investigate your complaint and will correct any Error promptly. If we take more than 10 business days (20 business days for new accounts) to do this, we will credit your account for the amount you think is in Error so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not provide provisional credit to your account.

Comerica Check Card Transactions: Notwithstanding the above information, if your account was debited for a transaction resulting from the use of your Comerica Check Card or Check Card number (does not apply to ATM Cards or Visa Check Cards that are not activated), you may have additional rights and protections. See the Comerica Business and Personal Deposit Account Contract for specific information.

Checks and Other Non-Electronic Funds Transfer Transactions: If you need a copy of a check or additional information about a transaction, you can call us at the telephone number on the first page of this statement. State law and the terms of the Business and Personal Deposit Contract govern your liability and the Bank's for fraudulent checks and non electronic funds transfer transactions. The best way to limit your possible loss is to report any unauthorized activity involving your account as soon as possible but always within 30 days of when we sent the statement to you or otherwise made the information available to you. See the Comerica Business and Personal Deposit Contract for further details.

Business Accounts: *Electronic Transactions:* If you think this statement shows an Error (an Error includes an unauthorized electronic transaction) or an ATM receipt you received is wrong or if you need more information about an electronic transaction listed on the statement, call or write us as soon as possible at the telephone number or address printed on the first page but always within 30 days of when we first made the information available to you regarding the transaction. For pre-authorized transfers (e.g., insurance payment, etc.), call us at the telephone number printed on the first page or write us at Comerica Bank – Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Business Check Card transactions, call us at the telephone number printed on the first page or write us at Comerica Bank – Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For all claims related to an electronic transaction, we must hear from you no later than 30 days after we first made the information available to you regarding the transaction otherwise you may waive your right to recover for the loss you incurred. Call or write us as soon as possible at the telephone number or address printed on the first page and (1) tell us your name and account number; (2) describe the Error or transaction you are unsure about, and explain as clearly as you can why you believe it is an Error or why you need more information; and (3) tell us the dollar amount of the suspected Error. We reserve the right to require that you complete an affidavit regarding claims of unauthorized transactions. If we timely receive your claim, we will investigate your claim and correct any Errors within the time frame required by law. If the claim is for an unauthorized electronic transaction and we find your claim genuine, we will process your claim in accordance with ACH rules or other applicable electronic clearinghouse rules. To the extent we recover we will refund to you the recovery. If an electronic transaction, including wire transfer was conducted in accordance with the terms of an electronic service you agreed to obtain from us, the terms of that agreement will govern whether the transaction in question is authorized or not.

Comerica Business Check Card Transactions: If your account was debited for a transaction resulting from the use of your Comerica Business Check Card or Check Card number (does not apply to ATM Cards or Visa Check Cards that are not activated) or if your claim is related to an electronic debit transaction resulting from the use of your Comerica Check Card or Check Card number, you may have rights and protections in addition to those described above. See the Comerica Business and Personal Deposit Account Contract for specific information.

Checks and Other Non-Electronic Transactions: If you need a copy of a check or additional information about a non-electronic transaction, you can call us at the telephone number on the first page of this statement. State law and the terms of the Business and Personal Deposit Contract govern your liability and the Bank's for fraudulent checks and non electronic transactions. The best way to limit your possible loss is to report any unauthorized activity involving your account as soon as possible but always within 30 days of when we sent the statement to you or otherwise made the information available to you. See the Business and Personal Deposit Contract for further details. You should keep this statement for your records.

Balancing Your Account: For assistance on how to balance your account, please call us at the phone number listed on your account statement or visit your local Comerica banking center.

Comerica Bank

STATEMENT OF ACCOUNT

80948

KALOBIOS PHARMACEUTICALS, INC.
DIP 15-12628
MONEY MARKET ACCOUNT
442 LITTLEFIELD AVENUE
SOUTH SAN FRANCISCO CA 94080

***Premium Business Money Market Account* statement**
January 1, 2016 to **January 31, 2016**
Account number 5336

Account summary

Beginning balance on January 1, 2016	**$244,538.72**
Plus deposits	
Interest	$31.07
Ending balance on January 31, 2016	**$244,569.79**

Interest rates on January 31, 2016
Interest rates we paid at the end of this statement period:

- on balances of $1 to $49,999 : 0.05%
- on balances of $50,000 to $99,999 : 0.10%
- on balances of $100,000 to $499,999 : 0.15%
- on balances of $500,000 to $999,999 : 0.15%
- on balances of $1,000,000 to $4,999,999 : 0.15%
- on balances of $5,000,000 to $9,999,998 : 0.15%
- on balances of $9,999,999 or more: 0.15%

Summary of interest earned

- Interest paid to you this statement period: $31.07
- Total interest paid to you this year: $31.07

To contact us

Call
(800) 269-9050

Visit our web site
www.comerica.com

Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348

Important information

The Account Balance Fee for this statement period for this account is $0.00/$1,000.

Thank you

Premium Business Money Market Account statement
January 1, 2016 to January 31, 2016

Premium Business Money Market Account account details: 5336

Other deposits this statement period

Date	Amount ($)	Activity	Reference numbers Customer	Reference numbers Bank
Jan 29	31.07	Interest		I-GEN12025

Total Other Deposits: $31.07
Total number of Other Deposits: 1

Lowest daily balance

Your lowest daily balance this statement period was **$244,538.72** on **January 1, 2016.**

Comerica Bank

STATEMENT OF ACCOUNT

Premium Business Money Market Account **statement**
January 1, 2016 to January 31, 2016

Premium Business Money Market Account: 5336

PLEASE EXAMINE THIS STATEMENT PROMPTLY

Reporting Errors and Unauthorized Transactions

Personal Accounts: *Electronic Funds Transfers:* In Case of Errors (including unauthorized electronic transactions) or Questions About Your Electronic Transfers: Call us at the telephone number printed on the first page of this statement or write us at the address printed on the first page of this statement as soon as you can, if you think this statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. For pre-authorized transfers (e.g., insurance payments, etc.), call us at the telephone number printed on the first page or write us at Comerica Bank – Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Check Card transactions, call us at the telephone number printed on the first page or write us at Comerica Bank – Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. We must hear from you no later than 60 days after we sent you the FIRST statement on which the Error or problem appeared.

When reporting the Error: (1) tell us your name and account number (if any); (2) describe the Error (an Error includes an unauthorized electronic funds transfer) or the electronic transfer you are unsure about, and explain as clearly as you can why you believe it is an Error or why you need more information; and (3) tell us the dollar amount of the suspected Error or the transaction you question.

We will investigate your complaint and will correct any Error promptly. If we take more than 10 business days (20 business days for new accounts) to do this, we will credit your account for the amount you think is in Error so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not provide provisional credit to your account.

Comerica Check Card Transactions: Notwithstanding the above information, if your account was debited for a transaction resulting from the use of your Comerica Check Card or Check Card number (does not apply to ATM Cards or Visa Check Cards that are not activated), you may have additional rights and protections. See the Comerica Business and Personal Deposit Account Contract for specific information.

Checks and Other Non-Electronic Funds Transfer Transactions: If you need a copy of a check or additional information about a transaction, you can call us at the telephone number on the first page of this statement. State law and the terms of the Business and Personal Deposit Contract govern your liability and the Bank's for fraudulent checks and non electronic funds transfer transactions. The best way to limit your possible loss is to report any unauthorized activity involving your account as soon as possible but always within 30 days of when we sent the statement to you or otherwise made the information available to you. See the Comerica Business and Personal Deposit Contract for further details.

Business Accounts: *Electronic Transactions:* If you think this statement shows an Error (an Error includes an unauthorized electronic transaction) or an ATM receipt you received is wrong or if you need more information about an electronic transaction listed on the statement, call or write us as soon as possible at the telephone number or address printed on the first page but always within 30 days of when we first made the information available to you regarding the transaction. For pre-authorized transfers (e.g., insurance payment, etc.), call us at the telephone number printed on the first page or write us at Comerica Bank – Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Business Check Card transactions, call us at the telephone number printed on the first page or write us at Comerica Bank – Electronic Processing, P.O. Box 75000, Detroit, Michigan 48275-7584. For all claims related to an electronic transaction, we must hear from you no later than 30 days after we first made the information available to you regarding the transaction otherwise you may waive your right to recover for the loss you incurred. Call or write us as soon as possible at the telephone number or address printed on the first page and (1) tell us your name and account number; (2) describe the Error or transaction you are unsure about, and explain as clearly as you can why you believe it is an Error or why you need more information; and (3) tell us the dollar amount of the suspected Error. We reserve the right to require that you complete an affidavit regarding claims of unauthorized transactions. If we timely receive your claim, we will investigate your claim and correct any Errors within the time frame required by law. If the claim is for an unauthorized electronic transaction and we find your claim genuine, we will process your claim in accordance with ACH rules or other applicable electronic clearinghouse rules. To the extent we recover we will refund to you the recovery. If an electronic transaction, including wire transfer was conducted in accordance with the terms of an electronic service you agreed to obtain from us, the terms of that agreement will govern whether the transaction in question is authorized or not.

Comerica Business Check Card Transactions: If your account was debited for a transaction resulting from the use of your Comerica Business Check Card or Check Card number (does not apply to ATM Cards or Visa Check Cards that are not activated) or if your claim is related to an electronic debit transaction resulting from the use of your Comerica Check Card or Check Card number, you may have rights and protections in addition to those described above. See the Comerica Business and Personal Deposit Account Contract for specific information.

Checks and Other Non-Electronic Transactions: If you need a copy of a check or additional information about a non-electronic transaction, you can call us at the telephone number on the first page of this statement. State law and the terms of the Business and Personal Deposit Contract govern your liability and the Bank's for fraudulent checks and non electronic transactions. The best way to limit your possible loss is to report any unauthorized activity involving your account as soon as possible but always within 30 days of when we sent the statement to you or otherwise made the information available to you. See the Business and Personal Deposit Contract for further details. You should keep this statement for your records.

Balancing Your Account: For assistance on how to balance your account, please call us at the phone number listed on your account statement or visit your local Comerica banking center.

CAPITAL
ADVISORS GROUP

Month - End Statement

January 31, 2016

Prepared For:

KALOBIOS PHARMACEUTICALS INC. (DE2460)

CAPITAL ADVISORS GROUP

KALOBIOS PHARMACEUTICALS INC. (DE2460)
Holdings Statement - 1/31/2016

Investment	Cusip	Asset Type	Coupon Rate	Maturity	Settlement Date	Days to Maturity from: Purch	Statement	Units (Par Value)	Investment at Cost	Adjusted Book Value	Market Value	Unrealized Gain/Loss
Cash & Equivalents												
DREYFUS CASH MANAGEMENT FUND	CM1DICXA7	CSH	0.000					3,697.22	3,697.22	3,697.22	3,697.22	0.00
	Cash & Equivalents Total:							**3,697.22**	**3,697.22**	**3,697.22**	**3,697.22**	**0.00**
	Total Portfolio							**3,697.22**	**3,697.22**	**3,697.22**	**3,697.22**	**0.00**

CAPITAL ADVISORS GROUP

KALOBIOS PHARMACEUTICALS INC. (DE2460)

Income Statement for 01/01/2016 to 01/31/2016

Investment	Cusip	Coupon Rate	Maturity	Units (Par Value)	Principal Premium/ Discount	Period Amortization/ Accretion	Beginning Accrued Interest	Period Interest Earned	Period Interest Paid	Purchased Interest	Transferred Interest	Ending Accrued Interest	Premium Adjusted Earning
Cash & Equivalents													
DREYFUS CASH MANAGEMENT FUND	CM1DICXA7	0.00		3,697.22	0.00	0.00	6.43	0.85	6.45	0.00	0.00	0.83	0.85
	Cash & Equivalents Total:			3,697.22	0.00	0.00	6.43	0.85	6.45	0.00	0.00	0.83	0.85
	Total Portfolio			3,697.22	0.00	0.00	6.43	0.85	6.45	0.00	0.00	0.83	0.85

CAPITAL ADVISORS GROUP

KALOBIOS PHARMACEUTICALS INC.
January-2016

	CASH & EQUIV.		S/T INVEST		L/T INVEST	
	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST
Opening Book Value./Accrued Inc. 12/31/15	3,691.14	6.43	0.00	0.00	0.00	0.00
Cash Outflow for Investment Purchased	0.00		0.00		0.00	
Cash Inflow for Matured Investments	0.00					
Investments Matured			0.00		0.00	
Capital Gains/Losses Long	0.00					
Capital Gains/Losses Short	0.00					
Investments Sold	0.00		0.00		0.00	
Investments Reclassified			0.00	0.00	0.00	0.00
Investments Transferred Out	0.00	0.00	0.00	0.00	0.00	0.00
Investments Transferred In	0.00		0.00		0.00	
Accrued Interest Purchased (Outflow)	0.00	0.00		0.00		0.00
Ending Accrued		0.83		0.00		0.00
Interest Paid - Transferred to Cash	6.45	6.45		0.00		0.00
Interest Transferred in with Investments		0.00		0.00		0.00
Month's Premium Amortization	0.00		0.00		0.00	
Cash Inflows	0.00					
Realized Gains/Losses	0.00					
Cash Outflows -Expenses	-0.37					
Cash Outflows - Transfers	0.00					
Ending Book Val./Int. Earned	3,697.22	0.85	0.00	0.00	0.00	0.00
Unrealized Gain/Loss	0.00		0.00		0.00	
Ending Market Value/Ending Accrued	3,697.22	0.83	0.00	0.00	0.00	0.00
Net Change in Unrealized Gain/Loss	0.00		0.00		0.00	

	Earnings	Prem. Adj. Earnings
Net Earning Cash Equiv.	0.85	0.85
Net Earning S/T Inv.	0.00	0.00
Net Earning L/T Inv.	0.00	0.00
	0.85	0.85

Adj. Book Value	3,697.22
Market Value	3,697.22
Ending Accrued	0.83
Fees Payable:	0.37

*Interest earned calculation: Ending accrued minus beginning accrued, plus interest paid, minus interest purchased.

CAPITAL
ADVISORS GROUP

01/31/2016

Herb Cross
Kalobios Pharmaceuticals, Inc.
442 Littlefield Avenue
South San Francisco, CA 94080

Dear Herb,

Custody and advisory fees incurred on your account for the month were equal to the following:
$0.37

This figure was calculated on month-end market values plus the total ending accrued interest equal to:
$3,698.05 based on the following fee schedule on total assets

$0.00	-	$30,000,000.00	12.0	basis points
$30,000,000.00	-	$50,000,000.00	9.0	basis points
$50,000,000.00	-	Balance	8.0	basis points

Your liquidity account will be debited on or about the tenth of the month.

As always, thank you for the opportunity to serve you.

CAPITAL ADVISORS GROUP

KALOBIOS PHARMACEUTICALS INC. (DE2460)
Cash Reconciliation 01/01/2016 to 01/31/2016

Principal Balance	Date	In or Out	Amount	Description
3,691.14	12/31/2015			
3,691.14	01/01/2016	IN	6.45	DIVIDEND DREYFUS (CM1DICXA7)
3,697.59	01/15/2016	OUT	-0.37	FEES FOR DECEMBER 2015
3,697.22				

KALOBIOS PHARMACEUTICALS
DE2440

		Beginning Value (*)	(1) Cash Transfers In	Cash Transfers Out	(2) Investments Purchased	(3) Investments Transferred	(4) Investments Sold	[illegible] Reclassed	(6) Investments Matured	(7) Fees Paid	(8) Amortization/ Accretion	(9) Interest Received	(10) Interest Purchased	(11) Interest Earned Current Month	(12) Net change Unreal. G/L	[illegible] Avg Value Forward (*)	Totals From Jan. Statement
1005	Cash & Cash Equivalents*	3,891.13								(0.37)		6.45				3,897.21	3,897.22
1006	S/T Investments	(0.00)														(0.00)	
1500	L/T Investments	0.00														0.00	
1105	Int Rec'ble	6.44										(6.45)		0.85		0.84	0.83
Total Value		3,897.57	-		-		-		-	(0.37)	-	-	-	0.85	-	3,898.05	3,898.05

*All securities due to mature within 90 days of purchase are considered cash equivalent
* Short-term and long-term securities are listed at market value

Premium Adjusted Earnings 0.85

	ACCOUNT NUMBER	ACCOUNT TITLE	JOURNAL ENTRY DR	JOURNAL ENTRY CR
(1)	Wire Transfers - Memo entry (recorded in cash)			
		Cash In		-
		Cash Out	-	
	1005	Cash & Cash Equivalents*	-	-
(2),(10)	Investments/ Interest Purchased			
	1006	S/T Investments	-	
	1500	L/T Investments	-	
	1105	Int receivable	-	
	1005	Cash & Cash Equivalents*		-
(3)	Investments Transferred			
	1005	Cash & Cash Equivalents*	-	-
	1006	S/T Investments	-	-
	1500	L/T Investments	-	-
		Cash Equivalents Transferred	-	-
		S/T Investments Transferred	-	-
		L/T Investments Transferred	-	-
	1105	Int Rec'ble	-	-
		Interest Transferred	-	-
(4)	Investments Sold			
	1005	Cash & Cash Equivalents*	-	
		Realized Gain/Loss	-	-
	1006	S/T Investments		-
	1500	L/T Investments		-
(5)	Investments Reclassed			
	1006	S/T Investments	-	
	1500	L/T Investments		-
(6)	Investments Matured			
	1005	Cash & Cash Equivalents*	-	
	1006	S/T Investments		-
	1500	L/T Investments		-
(7)	CAG Fees			
	6606	CAG Fees	0.37	
	1005	Cash & Cash Equivalents*		0.37
(8)	Amortization			
	8002	Interest Exp/Amort Exp	-	-
	1005	Cash & Cash Equivalents*	-	-
	1006	S/T Investments	-	-
	1500	L/T Investments	-	-
(9)	Interest Payment			
	1005	Cash & Cash Equivalents*	6.45	
	1105	Int receivable		6.45
(11)	Interest Accrued			
	1105	Int Receivable	0.85	
	8002	Int Income		0.85
(12)	Unrealized Gain/Loss			
	3040	Unrealized S/T	-	-
	3040	Unrealized L/T	-	-
	1006	S/T Investments	-	-
	1500	L/T Investments	-	-
		Totals	7.67	7.67

Month-End Journal Entry Summary:

ACCOUNT #	ACCOUNT TITLE	JOURNAL ENTRY DR	JOURNAL ENTRY CR
1006	S/T Investments	-	-
1500	L/T Investments	-	-
1005	Cash & Cash Equivalents*	6.08	-
8002	Interest Amort/Accr	-	-
1105	Interest Receivable	-	5.60
8002	Interest Income		0.85
	Realized Gain/Loss	-	-
6606	CAG Fees	0.37	
3040	Unrealized ST Inv	-	-
3040	Unrealized LT Inv	-	-
	Cash Equivalents Transferred	-	-
	S/T Investments Transferred	-	-
	L/T Investments Transferred	-	-
	Interest Transferred	-	-
	Totals	6.45	6.45

Kalobios Pharmaceuticals,Inc.

Income Statement

Jan 2016

FINANCIAL ROW	AMOUNT
Ordinary Income/Expense	
Gross Profit	**$0.00**
Expense	
6000 - Payroll & Benefits	
6010 - Salaries	$104,142.57
6015 - Payroll Tax	$16,917.43
6018 - Fringe Benefits	
6021 - Health Insurance	$13,085.18
6022 - Vision & Dental Insurance	$2,885.96
6023 - Life/AD&D Insurance	$685.88
Total - 6018 - Fringe Benefits	**$16,657.02**
6025 - Vacation	$9,010.26
6029 - Employee Welfare	$727.95
Total - 6000 - Payroll & Benefits	**$147,455.23**
6600 - Office & Facility Expenses	
6600 - Office & Facility Expenses	$145.60
6602 - Office Supplies	$102.34
6603 - Software - Expense	$22,990.16
6604 - Postage & Shipping	$39.75
6606 - Bank Charges	$765.15
6608 - Filing Fees	$889.45
6610 - Dues & Subscriptions	$3,590.00
6620 - Communications	
6622 - Phone	$3,882.45
Total - 6620 - Communications	**$3,882.45**
6630 - Facility Lease	$57,076.56
6631 - Business Insurance	$164,899.69
6632 - Facility maintenance	$18,660.61
6637 - Facility Security	$502.20
6645 - Utilities	
6646 - Electrical	$2,926.52
6647 - Gas	$2,977.21
6648 - Water, Sewer & Trash	$565.41
Total - 6645 - Utilities	**$6,469.14**
6670 - Equip and Storage Rent Exp.	$3,471.20
Total - 6600 - Office & Facility Expenses	**$283,484.30**
6700 - Outside Services	
6700 - Outside Services	$2,552.00
6703 - License Fees	$12,916.66
6704 - Press Release	$1,175.00
6705 - Contracted Research	
6705 - Contracted Research	$7,475.78
6711 - Contract Manufacturing	$23,210.63
Total - 6705 - Contracted Research	**$30,686.41**
6706 - Clinical Trials	
6707 - Clinical Trials Services	
6707 - Clinical Trials Services	$16,956.93
6707- Clinical Trials Services - Novella / KB004-01 MDS & MF	$2,143.15
Total - 6707 - Clinical Trials Services	**$19,100.08**
Total - 6706 - Clinical Trials	**$19,100.08**
6710 - Consultant/Contractor	$30,608.00
6715 - Accounting	$93,800.00
6720 - Legal	

FINANCIAL ROW	AMOUNT
6720 - Legal	$56,896.70
6724 - Patent	$13,585.43
Total - 6720 - Legal	**$70,482.13**
6728 - Payroll Processing Fee	$507.03
Total - 6700 - Outside Services	**$261,827.31**
6750 - Equipment & IT Expense	
6751 - IT Equipment Expense	$357.41
6752 - Lab Supplies	$136.04
Total - 6750 - Equipment & IT Expense	**$493.45**
6800 - Travel	
6802 - Airfare	$2,390.20
6804 - Lodging	$3,539.55
6806 - Transportation	$470.28
6808 - Meals & Entertainment	$266.26
6899 - Reimbursable travel	$22.23
Total - 6800 - Travel	**$6,688.52**
7000 - Depreciation & Amortization Exp	
7002 - Depreciation Exp - Lab Equip	$1,679.29
7004 - Depreciation Costs	$15,690.94
Total - 7000 - Depreciation & Amortization Exp	**$17,370.23**
Total - Expense	**$717,319.04**
Net Ordinary Income	**($717,319.04)**
Other Income and Expenses	
Other Income	
8002 - Interest Income	$31.07
Total - Other Income	**$31.07**
Other Expense	
8500 - Taxes	$267.50
Total - Other Expense	**$267.50**
Net Other Income	**($236.43)**
Net Income	**($717,555.47)**

In re___Kalobios, Inc.____________________
Debtor

Case No. _15-12628 (LSS)______________
Reporting Period: 1/1/2016 - 1/31/2016____

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
NO PROFESSIONAL FEES PAID DURING THIS PERIOD									

In re _Kalobios, Inc.___________________________
Debtor

Case No. _15-12628 (LSS)_______________
Reporting Period:__1/1/2016 - 1/31/2016______

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$7,963,649.78	$8,352,038.62
Restricted Cash and Cash Equivalents (see continuation sheet)	$244,569.79	$244,538.72
Accounts Receivable (Net)	$0.00	$0.00
Notes Receivable	$0.00	$0.00
Inventories	$0.00	$0.00
Prepaid Expenses	$1,601,940.22	$1,754,753.90
Professional Retainers	$666,406.54	$748,270.46
Other Current Assets (attach schedule)	$149.07	$149.07
TOTAL CURRENT ASSETS	$10,476,715.40	$11,099,750.77
PROPERTY AND EQUIPMENT		
Real Property and Improvements	$0.00	$0.00
Machinery and Equipment	$1,029,285.05	$1,029,285.05
Furniture, Fixtures and Office Equipment	$77,184.20	$77,184.20
Leasehold Improvements	$112,099.40	$112,099.40
Vehicles	$0.00	$0.00
Less Accumulated Depreciation	($883,624.11)	($866,253.88)
TOTAL PROPERTY & EQUIPMENT	$334,944.54	$352,314.77
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)	$375,100.22	$375,100.22
TOTAL OTHER ASSETS	$375,100.22	$375,100.22
TOTAL ASSETS	$11,186,760.16	$11,827,165.76

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	$109,720.65	$30,410.19
Taxes Payable (refer to FORM MOR-4)	$0.00	$0.00
Wages Payable	$0.00	$0.00
Notes Payable	$0.00	$0.00
Rent / Leases - Building/Equipment	$0.00	$0.00
Secured Debt / Adequate Protection Payments	$0.00	$0.00
Professional Fees	$0.00	$0.00
Amounts Due to Insiders*	$0.00	$0.00
Other Postpetition Liabilities (attach schedule)	$0.00	$0.00
TOTAL POSTPETITION LIABILITIES	$109,720.65	$30,410.19
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt	$2,784,696.49	$3,932,783.63
TOTAL PRE-PETITION LIABILITIES	$2,784,696.49	$3,932,783.63
TOTAL LIABILITIES	$5,707,173.86	$5,630,023.99
OWNER EQUITY		
Capital Stock	$4,046.37	$4,046.37
Additional Paid-In Capital	$212,827,239.22	$212,827,239.22
Partners' Capital Account	$0.00	$0.00
Owner's Equity Account	$0.00	$0.00
Retained Earnings - Pre-Petition	$0.00	($178,280,312.78)
Retained Earnings - Postpetition	($206,634,143.82)	$0.00
Adjustments to Owner Equity (attach schedule)	($717,555.47)	($28,353,831.04)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$0.00	$0.00
NET OWNER EQUITY	$5,479,586.30	$6,197,141.77
TOTAL LIABILITIES AND OWNERS' EQUITY	$11,186,760.16	$11,827,165.76

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor___Kalobios, Inc.______________________________

Case No. _15-12628 (LSS)_________
Reporting Period:_1/1/2016 - 1/31/2016_

BALANCE SHEET - continuation sheet

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	Interest Receivable	$149.07	$149.07
Other Assets			
	Other Long Term Assets	$324,458.63	$324,458.63
	Deferred debt offering costs	$50,641.59	$50,641.59

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
Adjustments to Owner Equity			
	Net Income	($717,555.47)	($28,353,831.04)
Postpetition Contributions (Distributions) (Draws)			

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re_Kalobios, Inc.______________________
Debtor

Case No. _15-12628 (LSS)______________________
Reporting Period:_1/1/2016 - 1/31/2016_____

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	See Attached A/P Aging					
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:						
Other:						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

Kalobios Pharmaceuticals,Inc.
A/P Aging Summary
As of January 31, 2016

VENDOR	CURRENT Open Balance	2/14/2016 - 3/14/2016 (30) Open Balance	1/15/2016 - 2/13/2016 (60) Open Balance	12/16/2015 - 1/14/2016 (90) Open Balance	BEFORE 12/16/2015 (>90) Open Balance	TOTAL Open Balance
- No Vendor -						
	$0.00	$0.00	$0.00	$0.00	($11,556.30)	($11,556.30)
Total - No Vendor -	**$0.00**	**$0.00**	**$0.00**	**$0.00**	**($11,556.30)**	**($11,556.30)**
Shih, Ted	$0.00	$0.00	$0.00	$0.00	$60.28	$60.28
Vendor						
Accretive Solutions - Northern California, Inc.	$0.00	$0.00	$4,760.00	$2,062.50	$0.00	$6,822.50
Advance Research Associates Inc	$0.00	$0.00	$0.00	$50,545.43	$84,167.16	$134,712.59
Affinity Bio Partners, LLC dba Christina DiArcangelo Puller	$0.00	$0.00	$0.00	$1,050.00	$5,100.00	$6,150.00
Agility Clinical, Inc.	$0.00	$27,000.00	$0.00	$0.00	$0.00	$27,000.00
All Covered (formerly EveryNetwork)	$0.00	$2,552.00	$0.00	$2,552.00	$0.00	$5,104.00
Aramark Refreshment Services (formerly Old Time Coffee)	$0.00	$0.00	$102.34	$507.54	$4,850.96	$5,460.84
Aramark Uniform Services	$0.00	$68.02	$124.70	$274.38	$30.49	$497.59
Argot Partners LLC	$0.00	$0.00	$0.00	$0.00	$15,600.00	$15,600.00
Arturo Salgado	$0.00	$0.00	$0.00	$0.00	$510.00	$510.00
Beyond Benefits Life Science Association Trust	$0.00	$0.00	$12,832.75	$0.00	$0.00	$12,832.75
Board of Trustees of the Leland Stanford Junior University	$0.00	$0.00	$0.00	$330,279.99	$0.00	$330,279.99
Brett Norman	$0.00	$0.00	$7,840.00	$0.00	$0.00	$7,840.00
Cabrini Health Ltd. member of Clinical Trials Australia	$0.00	$0.00	$0.00	$22,239.28	$3,985.22	$26,224.50
Catalent CTS (Kansas City), LLC	$0.00	$0.00	$0.00	$89,436.10	$0.00	$89,436.10
Catalent Pharma Solutions - GALA (Madison)	$0.00	$0.00	$0.00	$0.00	$26,079.78	$26,079.78
Catalent Pharma Solutions - PA	$0.00	$14,358.00	$14,564.25	$16,740.29	$16,001.75	$61,664.29
Cedars-Sinai Medical Center	$0.00	$0.00	$0.00	$0.00	$73,000.00	$73,000.00
Charles River Laboratories	$0.00	$0.00	$0.00	$2,625.17	$1,355.03	$3,980.20
Cintas First Aid & Safety	$0.00	$0.00	$0.00	$154.81	$0.00	$154.81
CIT Technology Financing Inc.	$0.00	$0.00	$3,458.20	$3,458.20	$0.00	$6,916.40
Citrix Online LLC	$0.00	$0.00	$450.00	$741.75	$741.75	$1,933.50
Clinical Financial Services, LLC dba CFS Clinical; a part of Drug Dev	$0.00	$0.00	$868.15	$868.15	$6,320.44	$8,056.74
Clinical Network Services (CNS) Pty Ltd.	$0.00	$0.00	$0.00	$6,234.00	$11,631.00	$17,865.00
Computershare, Inc.	$0.00	$0.00	$889.45	$0.00	$0.00	$889.45
Cooley LLP	$0.00	$0.00	$0.00	$32.50	$65.00	$97.50
Covance Central Laboratory Svcs Inc	$0.00	$0.00	$0.00	$102.00	$102.00	$204.00
CRF Inc	$0.00	$0.00	$0.00	$0.00	$2,715.39	- $2,715.39
Cryosite Distribution Pty Ltd (AUD)	$0.00	$4,685.96	$0.00	$0.00	$2,970.51	$7,656.47
Danny Wong	$0.00	$350.00	$0.00	$0.00	$0.00	$350.00

Danny Wong	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Datasafe	$0.00	$0.00	$180.00	$0.00	$0.00	$180.00
Dickstein Shapiro	$0.00	$0.00	$10,314.00	$0.00	$0.00	$10,314.00
Document Solutions Group Inc.	$0.00	$0.00	$0.00	$0.00	$13,536.00	$13,536.00
E*Trade Financial Corporate Services	$0.00	$90.00	$0.00	$0.00	$0.00	$90.00
ePC Computer Solutions, Inc.	$0.00	$0.00	$0.00	$262.50	$1,875.00	$2,137.50
Ernst & Young, LLP	$0.00	$0.00	$0.00	$92,066.00	$100,294.00	$192,360.00
Eurofins BioPharma Product Testing Munich GmbH	$0.00	$0.00	$0.00	$0.00	$31,837.46	$31,837.46
Eurofins Lancaster Laboratories, Inc.	$0.00	$0.00	$0.00	$0.00	($5,614.45)	($5,614.45)
Excellence Consulting, LLC dba Claire M. Weber	$0.00	$0.00	$0.00	$0.00	$2,790.00	$2,790.00
FBE, Inc. dba Michael Adams	$0.00	$0.00	$0.00	$0.00	$40,000.00	$40,000.00
FedEx	$0.00	$0.00	$0.00	$199.18	$0.00	$199.18
Fisher BioServices, Inc.	$0.00	$0.00	$3,066.44	$3,353.48	$6,132.88	$12,552.80
Garima Jain	$0.00	$0.00	$15,840.00	$11,520.00	$0.00	$27,360.00
GE Mobile Water, Inc.	$0.00	$0.00	$0.00	$125.00	$0.00	$125.00
Gil De Vincenzi	$0.00	$0.00	$0.00	$3,680.00	$0.00	$3,680.00
Gunderson Dettmer	$0.00	$0.00	$0.00	$46,660.00	$17,937.00	$64,597.00
H. Lee Moffitt Cancer Center & Research Institute, Inc.	$0.00	$0.00	$0.00	$90,194.00	$5,194.00	$95,388.00
Hagop Youssoufian	$0.00	$0.00	$0.00	$4,000.00	$2,250.00	$6,250.00
HDMZ (formerly Zoomedia, Inc.)	$0.00	$0.00	$0.00	$2,342.50	$150.00	$2,492.50
HelixIP LLP	$0.00	$0.00	$0.00	$1,200.00	$0.00	$1,200.00
Hovione	$0.00	$0.00	$0.00	$0.00	($90.00)	($90.00)
Icahn School of Medicine at Mount Sinai	$0.00	$0.00	$0.00	$0.00	$40,776.32	$40,776.32
Icon Laboratory Services, Inc. (formerly Icon Development Solutions, LLC)	$0.00	$0.00	$18,440.00	$4,211.50	$0.00	$22,651.50
INC Research, LLC	$0.00	$0.00	$0.00	$0.00	$72,346.30	$72,346.30
Inspire Research, LLC	$0.00	$0.00	$0.00	$0.00	$2,200.00	$2,200.00
JGB BioPharma Consulting	$0.00	$0.00	$0.00	$0.00	$1,181.25	$1,181.25
Joe Laver	$0.00	$0.00	$0.00	$0.00	$5,985.00	$5,985.00
K.F. Howell Electric, Inc.	$0.00	$150.00	$0.00	$0.00	$450.00	$600.00
Kaiser Foundation Health Plan, Inc.	$0.00	$0.00	$731.78	$0.00	$0.00	$731.78
Kara Halvorsen Consulting LLC dba Kara J Halvorsen	$0.00	$0.00	$0.00	$0.00	$5,562.50	$5,562.50
KBA Docusys - CA	$0.00	$0.00	$115.83	$57.99	$13.00	$186.82
Kilpatrick Townsend & Stockton LLP	$0.00	$13,585.43	$44,657.10	$0.00	$85,480.28	$143,722.81
Knudson Associates, LLC	$0.00	$0.00	$0.00	$0.00	$11,331.25	$11,331.25
Kureczka/Martin Associates	$0.00	$0.00	$0.00	$1,942.50	$416.25	$2,358.75
LICR	$0.00	$0.00	$36,780.82	$0.00	$0.00	$36,780.82
Lonza Sales Ltd (GBP)	$0.00	$0.00	$0.00	$87,988.47	$13,361.69	$101,350.16
Marcum LLP	$0.00	$0.00	$0.00	$0.00	$20,000.00	$20,000.00
Mark G Camarena	$0.00	$0.00	$0.00	$0.00	$8,000.00	$8,000.00
Medical College of Wisconsin	$0.00	$19,117.04	$0.00	$23,804.61	$0.00	$42,921.65
Merrill Communications LLC	$0.00	$11,768.90	$3,597.26	$2,340.20	$2,527.50	$20,233.86
Monash University (AUD)	$0.00	$0.00	$0.00	$0.00	$58,729.63	$58,729.63
Morrow Service	$0.00	$0.00	$0.00	$0.00	$2,586.79	$2,586.79
Nelson Laboratories, Inc	$0.00	$0.00	$0.00	$0.00	$1,140.00	$1,140.00

Nelson Laboratories, Inc.	$0.00	$0.00	$0.00	$0.00	$1,140.00	$1,140.00
NetSuite Inc.	$0.00	$0.00	$0.00	$39,890.56	$0.00	$39,890.56
Novella Clinical Inc.	$0.00	$0.00	$0.00	$0.00	($254.34)	($254.34)
Novella Clinical Resourcing (NCR)	$0.00	$1,275.00	$0.00	$5,312.50	$4,250.00	$10,837.50
Oxford Global Resources, LLC	$0.00	$0.00	$0.00	$1,100.00	$5,802.50	$6,902.50
PG&E	$0.00	$0.00	$5,903.73	$0.00	$0.00	$5,903.73
Pharmaceutical Research Association, Inc. (PRA)	$0.00	$0.00	$108.69	$31,928.91	$13,816.09	$45,853.69
Pitney Bowes Global Financial Services LLC	$0.00	$0.00	$0.00	$0.00	$216.62	$216.62
PPD Development	$0.00	$0.00	$0.00	$7,220.00	$44,222.00	$51,442.00
PR Newswire Association, LLC	$0.00	$0.00	$0.00	$4,198.50	$3,415.50	$7,614.00
Praxair	$0.00	$0.00	$0.00	$35.97	$1,173.69	$1,209.66
Prime Clerk, LLC	$0.00	$0.00	$22,989.24	$0.00	$0.00	$22,989.24
ProTrials Research, Inc.	$0.00	$0.00	$0.00	$1,044.65	$0.00	$1,044.65
QualTek Molecular Laboratories	$0.00	$0.00	$0.00	$0.00	$53,993.00	$53,993.00
Quorum Review, Inc.	$0.00	$0.00	$600.00	$0.00	$1,995.00	$2,595.00
R&D Logic	$0.00	$0.00	$0.00	$990.00	$990.00	$1,980.00
Real Staffing Solutions, Inc. dba Real Staffing Group	$0.00	$0.00	$0.00	$1,550.00	$5,386.25	$6,936.25
Royal Adelaide Hospital c/o CNS	$0.00	$0.00	$731.05	$58,251.88	$0.00	$58,982.93
SCP Consultants LLC	$0.00	$0.00	$6,000.00	$12,800.00	$0.00	$18,800.00
Shadle Consulting	$0.00	$0.00	$382.00	$0.00	$5,709.52	$6,091.52
Shareholder.com	$0.00	$0.00	$0.00	$0.00	$14,626.00	$14,626.00
Shred-It USA LLC	$0.00	$322.20	$0.00	$0.00	$0.00	$322.20
SSI (US), Inc. dba Spencer Stuart	$0.00	$0.00	$0.00	$724.00	$2,529.00	$3,253.00
Stan's Radiographic Service, Inc.	$0.00	$0.00	$0.00	$900.00	$0.00	$900.00
Stericycle Speciality Waste Solutions, Inc.	$0.00	$0.00	$0.00	$280.00	$70.00	$350.00
Tanager Medical Writing, LLC	$0.00	$0.00	$0.00	$0.00	$300.00	$300.00
Technical Safety Services, Inc.	$0.00	$0.00	$0.00	$1,265.00	$0.00	$1,265.00
TelePacific Communications	$0.00	$0.00	$3,432.45	$0.00	$0.00	$3,432.45
The Brenner Group, LLC	$0.00	$0.00	$38,743.09	$0.00	$0.00	$38,743.09
The Cleveland Clinic Foundation	$0.00	$0.00	$0.00	$66,679.60	$0.00	$66,679.60
The Jackson Laboratory	$0.00	$0.00	$11,984.00	$0.00	$0.00	$11,984.00
The Regents of U.C., Davis	$0.00	$0.00	$0.00	$400.00	$72,392.94	$72,792.94
Therma Corp	$0.00	$3,886.01	$930.50	$0.00	$0.00	$4,816.51
Thesaurus Information and Strategies, Inc. (ThesIS)	$0.00	$0.00	$0.00	$8,982.00	$0.00	$8,982.00
TLC Administrators, Inc	$0.00	$0.00	$0.00	$157.50	$0.00	$157.50
Tom Weber	$0.00	$0.00	$6,578.00	$0.00	$0.00	$6,578.00
Total & Complete Services, Inc.	$0.00	$0.00	$3,790.52	$10,582.08	$3,802.00	$18,174.60
University of Miami	$0.00	$0.00	$0.00	$284,676.30	$6,450.00	$291,126.30
University of Texas M.D. Anderson Cancer Center	$0.00	$0.00	$0.00	$0.00	$1,606.25	$1,606.25
Vintage	$0.00	$0.00	$200.00	$975.00	$0.00	$1,175.00
Voisin Life Sciences Consulting	$0.00	$0.00	$0.00	$0.00	$11,646.30	$11,646.30
VOX Network Solutions, Inc.	$0.00	$0.00	$0.00	$4,684.16	$0.00	$4,684.16
VSP	$0.00	$98.55	$0.00	$0.00	$0.00	$98.55
VSP (Cobra)	$0.00	$184.23	$0.00	$0.00	$0.00	$184.23

VWR International LLC	$0.00	$0.00	$0.00	$0.00	$547.10	$547.10
Willis of New Jersey, Inc.	$0.00	$0.00	$14,250.00	$0.00	$0.00	$14,250.00
World Courier	$0.00	$0.00	$0.00	$871.55	$541.75	$1,413.30
Total - Vendor	**$0.00**	$99,491.34	**$296,236.34**	**$1,451,352.18**	**$1,058,833.30**	**$2,905,913.16**
Total	**$0.00**	**$99,491.34**	**$296,236.34**	**$1,451,352.18**	**$1,047,337.28**	**$2,894,417.14**

In re__Kalobios, Inc.______________________
Debtor

Case No. __15-12628 (LSS)__________
Reporting Period:_1/1/2016 - 1/31/2016__

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$0.00
+ Amounts billed during the period		$0.00
- Amounts collected during the period		$0.00
Total Accounts Receivable at the end of the reporting period		$0.00
		$0.00
Accounts Receivable Aging		**Amount**
0 - 30 days old		$0.00
31 - 60 days old		$0.00
61 - 90 days old		$0.00
91+ days old		$0.00
Total Accounts Receivable		$0.00
Amount considered uncollectible (Bad Debt)		$0.00
Accounts Receivable (Net)		$0.00

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		x
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

3. An extension was filed for the 2015 Federal Income Tax and an estimated installment payment was paid to the state of California.